Execution Version

TERMINATION OF REGISTRATION RIGHTS AGREEMENT

THIS TERMINATION OF REGISTRATION RIGHTS AGREEMENT (this “Termination”), dated as of August 24, 2021, by and among The Parking REIT, Inc., a Maryland corporation (the “Company”), and MVP Realty Advisors, LLC dba The Parking REIT Advisors, Michael V. Shustek, Vestin Realty Mortgage I, Inc. and Vestin Realty Mortgage II, Inc. (collectively, the “Stockholders”).

WITNESSETH:

WHEREAS, the Company and the Stockholders are party to that certain Registration Rights Agreement, dated as of March 29, 2019 (the “Registration Rights Agreement”);

WHEREAS, the Stockholders had rights, among other things, to request that shares of the Company’s Common Stock (this and all other capitalized terms used herein and not otherwise defined herein shall have the meanings prescribed therefor in the Registration Rights Agreement) owned by them be included in a registered public offering of the Company’s Common Stock;

WHEREAS, Section 11(d) of the Registration Rights Agreement provides that the Registration Rights Agreement may be terminated in a writing executed by the Company and the Stockholders holding at least a majority of the Registrable Shares; and

WHEREAS, the Company and the Stockholders desire to terminate the Registration Rights Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Registration Rights Agreement is hereby terminated as of the date hereof and shall hereafter have no further force or effect.  Each party hereby agrees that none of the parties shall have any continuing or further obligations under the Registration Rights Agreement.

            This Termination shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to conflicts of law rules that would require or permit the application of the laws of another jurisdiction.

This Termination may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the undersigned have executed this Termination as of the date first set forth above.

THE PARKING REIT, INC.

By: ____________________________

        Name: J. Kevin Bland

        Title: Chief Financial Officer

MVP REALTY ADVISORS, LLC dba THE PARKING

REIT ADVISORS

By: ____________________________

        Name: Michael V. Shustek

        Title: Manager

VESTIN REALTY MORTGAGE I, INC.

By: ____________________________

        Name: Michael V. Shustek

        Title: Chief Executive Officer

 VESTIN REALTY MORTGAGE II, INC.

By: ____________________________

        Name: Michael V. Shustek

        Title: Chief Executive Officer

____________________________

Michael V. Shustek

[Signature Page to Termination of Registration Rights Agreement]